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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 25, 2001
                        (Date of earliest event reported)

                                  May 17, 2001
                  (Date of amended Current Report on Form 8-K)


                               LECSTAR CORPORATION
               (Exact name of Registrant as specified in charter)

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
                      Texas                                  33-95796                         76-0406417
 (State or other jurisdiction of incorporation)      (Commission File Number)      (IRS Employer Identification No.)
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      4501 Circle 75 Parkway, Building D-4210, Atlanta, Georgia 30339-3025
          (Address of principal executive offices, including zip code)

                                 (404) 659-9500
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements.

         The audited financial statements for LecStar Communications Corporation regarding its past two fiscal years ending December 31, 2000 and 1999, are filed as Exhibit 99.6 to this amended Current Report on Form 8-K.

         (b) Pro Forma Financial Information.

         The unaudited pro forma combined financial statements of Corzon, Inc. and LecStar Communications Corporation for the fiscal year ended December 31, 2000, are filed as Exhibit 99.7 to this amended Current Report on Form 8-K.

         (c) Exhibits.

         The following materials are filed as exhibits to this amended Current Report on Form 8-K/A.

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         Exhibit No.         Description
         -----------         -----------

         99.6 LecStar Communications Corporation audited financial statements regarding its past two fiscal years ending December 31, 2000 and 1999.

         99.7 The unaudited pro forma combined financial statements of Corzon, Inc. and LecStar Communications Corporation for the fiscal year ended December 31, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LECSTAR CORPORATION


                                           By:  /s/ W. Dale Smith
                                              ----------------------------------
                                                    W. Dale Smith
                                                    President

Dated: May 17, 2001


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                                  EXHIBIT INDEX

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Exhibit No.                  Description
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
99.6 LecStar Communications Corporation audited financial statements regarding its past two fiscal years ending December 31, 2000 and 1999.

99.7 The unaudited pro forma condensed combined financial statements of Corzon, Inc. and LecStar Communications Corporation for the fiscal year ended December 31, 2000.
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